Right-of-use assets and lease liabilities	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Right-of-use assets and lease liabilities	Right-of-use assets and lease liabilities
Accounting Policy
We determine whether an arrangement contains a lease at inception. Leases are included in Right-of-use assets, Accrued & other current liabilities, Accrued & other non-current liabilities, current portion of Long-term debt, and Long-term debt in our Consolidated Balance Sheets.
Right-of-use assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Right-of-use assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Right-of-use assets include any lease payments made at or before the commencement date and are reduced by lease incentives. Our Right-of-use asset and lease liability valuation may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expenses for operating leases are recognized on a straight-line basis over the lease term.
We have lease agreements with lease and non-lease components. The lease components are accounted for separately from non-lease components. The allocation of the consideration between lease and non-lease components is based on the relative standalone prices of lease components included in the lease contracts.
Right-of-use assets consist of the following leases:

Year ended December 31 (€, in millions)	2021	2022
Properties	149.7	148.9
Cars	6.7	5.1
Equipment	—	—
Warehouses	7.5	38.0
Other	0.9	0.7
Right-of-use assets	164.8	192.7
ASML owns the majority of real estate we utilize for manufacturing, supply chain management and general administration at our headquarters in Veldhoven, the Netherlands. At our other locations worldwide, most of the properties we occupy are leased.
Lease liabilities are split between current and non-current. The non-current portion mainly consists of properties and warehouses. For the year ended December 31, 2022, Lease liabilities under an operating lease arrangement increased by €35.0 million, mainly due to new leases of warehouses that commenced during 2022.

Year ended December 31 (€, in millions)	2021	2022
Current	46.6	47.6
Non-current	120.3	151.5
Lease liabilities	166.9	199.1
The Consolidated Statements of Operations include the following depreciation charges relating to these leases:

Year ended December 31 (€, in millions)	2020	2021	2022
Properties	51.7	52.2	52.3
Cars	5.5	4.8	2.7
Equipment	7.0	—	—
Warehouses	6.6	3.0	4.0
Other	5.9	2.4	1.4
Depreciation charge right-of-use assets	76.7	62.4	60.4
The total cash flows relating to the lease liabilities are as follows:

Year ended December 31 (€, in millions)	2020	2021	2022
Total Cash Flows	61.7	68.9	57.9
The weighted average remaining lease term and weighted average discount rate related to the leases are as follows:

Year ended December 31 (€, in millions)	2020	2021	2022
Weighted average remaining lease term (months)	147	62	67
Weighted average discount rate (%)	1.3%	1.9%	2.2%